UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 30, 2024

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2024, the Board of Directors of Calavo Growers, Inc. (“Calavo”) appointed B. John Lindeman as an independent member of its Board of Directors, effective June 3, 2024.

Mr. Lindeman, age 54, has served since March 2020 as Executive Vice President and Chief Financial Officer of HydroFarm Holdings Group, Inc. (Nasdaq: HYFM), a leading manufacturer and distributor of branded hydroponics equipment and supplies for controlled environment agriculture, where he is responsible for accounting, finance, and information technology. Prior to joining HydroFarm, Lindeman served as Chief Financial Officer of Calavo from 2015 to 2020. Prior to joining Calavo, Mr. Lindeman held various leadership positions within the finance and investment banking industries, including serving as co-head of the consumer and retail group at Janney Montgomery Scott from 2009 to 2015, managing director at Stifel Nicolaus from 2005 to 2009 and principal at Legg Mason from 1999 to 2005. Prior to joining Legg Mason, he was a Manager at PricewaterhouseCoopers LLP from 1996 to 1999. Mr. Lindeman has also served as a director of Utz Brands, Inc. (NYSE: UTZ) since September 2020. Mr. Lindeman is a Chartered Financial Analyst and holds a B.S. in Business Administration from the University of Mary Washington.

In addition, Mr. Lindeman has been appointed to the Audit Committee of the Board of Directors. Following the appointment of Mr. Lindeman as an independent director, Calavo’s Board of Directors will consist of nine directors.

Mr. Lindeman was not selected as a director pursuant to any arrangement or understanding between him and any other person. Mr. Lindeman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Lindeman will participate in Calavo’s non-employee director compensation program, which is described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on February 28, 2024.

Item 7.01.  Regulation FD Disclosure.

On June 4, 2024, Calavo issued a press release announcing the appointment of Mr. Lindeman to the Board of Directors. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Calavo’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated June 4, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
June 4, 2024

	By:	/s/ Shawn Munsell
Shawn Munsell
Chief Financial Officer

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